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                                                                   EXHIBIT 23.4

                 CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

  We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 6, 1996, with respect to the consolidated financial statements of National Money Mart Inc. included in Amendment No. 3 to the Registration Statement (Form S-4 No. 333-18221) and the related Prospectus of Dollar Financial Group, Inc. dated March 6, 1997.

                                          /S/ ERNST & YOUNG

Victoria, Canada
March 4, 1997